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                                                                    Exhibit 99.1


[CERES LOGO]  CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
              CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
              CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS


FOR IMMEDIATE RELEASE                     FOR FURTHER INFORMATION:
MONDAY, DECEMBER 23, 2002                 Gayle M. Vixler, Senior Vice President
                                          Corporate Communications
                                          (440) 572-8848

          CERES GROUP ANNOUNCES SALE OF PYRAMID LIFE INSURANCE COMPANY
                              COMPANY NAMES NEW CFO

Cleveland, Ohio, December 23, 2002--Ceres Group, Inc. (NASDAQ: CERG) announced today that it has entered into a definitive agreement to sell the stock of its Pyramid Life Insurance Company subsidiary to a subsidiary of Universal American Financial Corp. (NASDAQ: UHCO).

The company intends to use the net proceeds from the $56 million sale to strengthen capital of its Continental General Insurance Company (CGI) subsidiary and repay a portion of its bank debt. Immediately prior to closing, CGI will purchase Pyramid Life's facility, personal property and retain most of Pyramid Life's employees. Through an administrative services agreement during a transition period, Ceres will continue to administer the business of Pyramid Life, utilizing the current staff and maintaining the facility located in Mission, Kansas. In addition, CGI's senior business will continue to be administered in that facility.

"This sale is an important opportunity for Ceres for several reasons," said Thomas J. Kilian, president and chief executive officer of Ceres. "The proceeds from the transaction allow us to increase the capital base of CGI to fuel further growth of our senior brokerage operations, and significantly strengthen our balance sheet and financial position by reducing bank debt. In addition, we retain our efficient administrative operation in Kansas, which will allow us to economically expand sales and administration in a strong, competitive position."

"Expansion of our Senior Segment continues to be a focus for Ceres. The senior brokerage market has been successful for us in the past and continues to offer growth potential," Kilian said. "Through CGI, we will also further develop QQLink, our electronic marketing program, which has shown strong sales growth. At the same time, we continue to make improvements in our Medical Segment by focusing on selected product lines and markets that have historically been profitable."

The sale, which is expected to close in the first quarter of 2003, is subject to regulatory and bank approvals as well as other conditions. The company's board of directors received a fairness opinion from Friedman, Billings, Ramsey & Co., Inc. in connection with the sale.

The sale will generate an estimated extraordinary charge of $11 million, or $(0.30) per share, in the first quarter of 2003, primarily related to goodwill and other intangible assets.


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         CERES GROUP, INC. - 17800 Royalton Road - Cleveland, Ohio 44136
     (440) 572-2400 - (800) 643-2474 - Fax (440) 878-2959 - www.ceresgp.com

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Ceres Group, Inc.
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The company also issued earnings guidance for 2003 of approximately $0.42 per diluted share, excluding the extraordinary charge. This guidance factors in the sale of Pyramid Life, assuming that the transaction closes in the first quarter of 2003.

In addition, the company announced that it has named David I. Vickers, 41, as chief financial officer, effective immediately. Vickers succeeds Charles E. Miller, who has served as chief financial officer of Ceres since 1998 and is leaving the company to pursue other financial interests and opportunities. Miller will assist Vickers in a transitional role until early next year. "Charlie's dedication and service have been of tremendous help to Ceres over the past four years, and to me personally during my first months with the company," Kilian said. "We appreciate his efforts and contributions."

Kilian added, "Dave Vickers has a strong public company CFO background, managing companies through significant growth stages. We look forward to applying his expertise to the growth opportunities ahead for Ceres."

Vickers has an extensive background in the insurance and financial services industries, including the management of two publicly held insurance companies. For the past two years, he ran his own financial consulting practice dedicated to the insurance and managed care industries. He served as chief financial officer of Quotesmith.com, an online insurance information service company, and performed business valuations for several national health insurers and consulted with state insurance departments. Previously, Vickers was senior vice president and chief financial officer for Amerin Corporation, a major financial guarantor providing private mortgage insurance, as well as Pioneer Financial Services, Inc., a marketer and underwriter of life and health insurance, annuities and medical management services. In addition, he was a senior manager in the insurance division of Ernst & Young LLP. Vickers is a certified public accountant and received his B.S. from Indiana University. He also holds Chartered Life Underwriter and Fellow Life Management Institute designations.

A conference call with management regarding this release is scheduled for 10:00 a.m. (Eastern), Monday, December 23, 2002. To listen to the live conference call over the Internet, go to http://www.firstcallevents.com/service/ ajwz371142715gf12.html at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available after the call.

ABOUT UNIVERSAL AMERICAN FINANCIAL CORP.

Universal American Financial Corp. offers a portfolio of supplemental life and health insurance products, primarily to the senior market, as well as third party administrator services for insurance and non-insurance programs in the senior market. For more information, visit www.uafc.com.

ABOUT CERES GROUP

Ceres Group, Inc., through its insurance subsidiaries, provides a wide array of health and life insurance products to approximately 465,000 insureds through two primary business segments. Ceres' Medical Segment includes major medical health insurance for individuals, associations and small businesses. The Senior Segment includes senior health, life and annuity products for Americans age 55 and over. To help control medical costs, Ceres also provides medical cost management services to its insureds. Ceres' nationwide distribution channels include approximately 40,000 independent and exclusive agents and QQLink, its proprietary, patent-pending electronic distribution system. For more information, visit www.ceresgp.com.
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Ceres Group, Inc.
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THIS NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO
THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS OTHER THAN HISTORICAL INFORMATION OR STATEMENTS OF CURRENT CONDITION. IN LIGHT OF THE RISKS AND UNCERTAINTIES INHERENT IN ALL FUTURE PROJECTIONS, THE INCLUSION OF FORWARD-LOOKING STATEMENTS HEREIN SHOULD NOT BE REGARDED AS REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED. MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, FAILURE TO ACCURATELY PREDICT CLAIMS LIABILITIES, RISING HEALTHCARE COSTS, BUSINESS CONDITIONS AND COMPETITION IN THE HEALTHCARE INDUSTRY, DEVELOPMENTS IN HEALTHCARE REFORM AND OTHER REGULATORY ISSUES (INCLUDING FAILURE TO MEET STATUTORY CAPITAL REQUIREMENTS), ABILITY TO DEVELOP AND ADMINISTER COMPETITIVE PRODUCTS, PERFORMANCE OF OUR REINSURERS AND FAILURE TO COMPLY WITH FINANCIAL AND OTHER COVENANTS IN OUR LOAN AGREEMENTS, FAILURE TO SUCCESSFULLY IMPLEMENT THE BUSINESS PLANS FOR THE COMPANY AND ITS SUBSIDIARIES, AND THE OUTCOME OF THE COMPANY'S EFFORTS TO MEET ITS CAPITAL NEEDS. THIS REVIEW OF IMPORTANT FACTORS SHOULD NOT BE CONSTRUED AS EXHAUSTIVE. INVESTORS AND OTHERS SHOULD REFER TO CERES' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AND ITS QUARTERLY REPORTS ON FORM 10-Q AND OTHER PERIODIC FILINGS, FOR A DESCRIPTION OF THE FOREGOING AND OTHER FACTORS. CERES UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

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